UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2016
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2016, the Leadership Development and Compensation Committee (the "LDCC") of the Board of the Directors (the "Board") of The Home Depot, Inc. (the "Company") adopted new forms of Executive Officer Equity Award Agreements (collectively, the “Award Agreements”) with respect to the granting of nonqualified stock option, performance-based restricted stock and performance share awards granted under The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan. The new Award Agreements will be used for all awards to executive officers made on or after March 23, 2016. Each of the Award Agreements has material terms that are substantially similar to those in the form of award agreement last approved by the LDCC and disclosed by the Company in its Current Report on Form 8-K filed on March 6, 2013, except for the following items: (1) the creation of a separate Award Agreement for each type of equity award rather than a single form of agreement covering all three types of equity awards; (2) the addition of non-competition and non-solicitation provisions; and (3) other ministerial and conforming changes.
The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 3, 2016, the Board adopted and approved amendments to the Company’s By-Laws (as so amended, the “By-Laws”). The By-Laws took effect immediately upon approval by the Board. The primary reason for the amendments was the implementation of proxy access. The By-Laws include a new Article I, Section 12 which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of 20% of the Board or at least two directors, provided that the requirements set forth in the By-Laws are satisfied.
In addition, the By-Laws were amended to, among other things:

•	Add in Article I, Sections 1 and 2 an advance notice window for nominating persons to the Board at an annual or special meeting of shareholders;

•	Update the disclosure and related requirements for advance notice in Article 1, Sections 1 through 4 to clarify the information required, add defined terms and make other clarifications;

•	Make changes to various provisions to reflect the adoption of proxy access, including Article I, Section 2 and Article I, Section 8;

•
Add a provision in Article I, Section 6 regarding the Board's authority to adopt rules or procedures for the conduct of shareholder meetings and in Article I, Section 7 regarding the scope of the Chairman's authority to adjourn and recess meetings;

•
Include an election in Article II, Section 7 to be governed by Section 141(c)(2) of the Delaware General Corporation Law, which provides greater flexibility with respect to the formation and authority of committees of the Board; and

•	Make a number of other ministerial, clarifying and conforming changes.
The above description is qualified in its entirety by reference to the full text of the By-Laws of the Company (as amended and restated effective March 3, 2016), attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
3.2	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective March 3, 2016)
10.1	Form of Executive Officer Equity Award Agreement (Nonqualified Stock Option) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.2	Form of Executive Officer Equity Award Agreement (Performance Based Restricted Stock) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.3	Form of Executive Officer Equity Award Agreement (Performance Shares) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: March 7, 2016

EXHIBIT INDEX

Exhibit	Description
3.2	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective March 3, 2016)
10.1	Form of Executive Officer Equity Award Agreement (Nonqualified Stock Option) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.2	Form of Executive Officer Equity Award Agreement (Performance Based Restricted Stock) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.3	Form of Executive Officer Equity Award Agreement (Performance Shares) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan

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